UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2014 (February 18, 2014)

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(214) 750-1771

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 18, 2014, Regency GP LLC, as the general partner of Regency GP LP, the general partner of Regency Energy Partners LP (the “Partnership”), entered into the First Amendment to Sixth Amended and Restated Credit Agreement, effective as of February 18, 2014, among Regency Gas Services LP, as borrower (the “Borrower”), the Partnership and other guarantors named therein, the administrative agent, the collateral agent, and the lenders (all as named therein) (the “Credit Agreement Amendment”). The material differences between the Sixth Amended and Restated Credit Agreement, dated May 21, 2013 (the “previous credit agreement”) and such previous credit agreement as amended by the Credit Agreement Amendment (the “New Credit Agreement”) include:

•	An increase in the revolving commitments from $1.2 billion to $1.5 billion with a $200 million increase in the uncommitted incremental facility, increasing such facility from $300 million to $500 million.

•	An increase in the swingline commitments from $25 million to $50 million.

•	The addition of provisions permitting certain indebtedness to be incurred pursuant to the merger of PVR Partners, L.P. with and into the Partnership.

•	An increase in the thresholds of certain events of default regarding judgments and payments of other indebtedness from $10 million to $50 million.

•	The addition of provisions clarifying that no pipeline purchased or acquired by the Borrower or any guarantor is required to be pledged to secure the obligations under the New Credit Agreement unless the purchase or construction price, as applicable, of such pipeline equals or exceeds $25 million.

The foregoing descriptions of the previous credit agreement and the Credit Agreement Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the previous credit agreement, which was previously filed as Exhibit 10.1 to our Form 8-K filed on May 28, 2013 and which is incorporated herein by reference, and the full text of Credit Agreement Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Sixth Amended and Restated Credit Agreement, dated May 21, 2013 (incorporated by reference to the Regency Energy Partners LP Form 8-K filed on May 28, 2013).

Exhibit 10.2*	First Amendment to Sixth Amended and Restated Credit Agreement, dated February 18, 2014.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner

	By:	Regency GP LLC, its general partner

	By:	/s/ Thomas E. Long
Thomas E. Long
Date: February 21, 2014		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Sixth Amended and Restated Credit Agreement, dated May 21, 2013 (incorporated by reference to the Regency Energy Partners LP Form 8-K filed on May 28, 2013).

Exhibit 10.2*	First Amendment to Sixth Amended and Restated Credit Agreement, dated February 18, 2014.

*	Filed herewith